UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 14, 2021

MATTEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05647	95-1567322
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

333 Continental Boulevard El Segundo, California 90245-5012
(Address of principal executive offices)

Registrant’s telephone number, including area code

(310) 252-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 per share	MAT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 14, 2021, the Board of Directors (the “Board”) of Mattel, Inc. (the “Company”) approved amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”), which became effective immediately.

With respect to stockholder meetings, the amendments provide procedures for establishing an ownership record date to determine the stockholders entitled to deliver a written request to call a special meeting, clarify the meeting attendance requirements for stockholders and their qualified representatives, including requiring at least five days’ prior notice of authorization to act as a qualified representative at any stockholder meeting, clarify that the number of director nominees a stockholder may submit may not exceed the number of directors to be elected at the applicable stockholder meeting, and clarify certain informational requirements in connection with director nominations.

The amendments define “internal corporate claims” for purposes of the Delaware exclusive forum bylaw provision, including claims where Delaware law confers jurisdiction on the Court of Chancery. The amendments also provide that, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States will be the sole and exclusive forum for the resolution of any complaint asserting a cause of action under the Securities Act of 1933.

In addition, the amendments incorporate changes in light of amendments to Delaware law, including clarifying who is entitled to indemnification to the extent that they are successful on the merits or otherwise in defense of a proceeding, adding an emergency bylaw, which replaces the prior provision regarding establishing an emergency management committee, and updating provisions relating to the delivery and signature of documents and the delivery of consents and notices.

The amendments also permit greater flexibility in forming, and delegating authority to, committees of the Board, incorporate the use of gender-neutral pronouns, change the title “Chairman” to “Chair” throughout, and include various conforming, technical, and other non-substantive changes.

The above description of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is included as Exhibit 3.1 hereto and incorporated herein by reference.

Section 9—Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Exhibit Description

3.1	Amended and Restated Bylaws of Mattel, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTEL, INC. Registrant

By:	/s/ Jonathan Anschell
	Name:	Jonathan Anschell
	Title:	Executive Vice President, Chief Legal Officer, and Secretary

Dated: September 17, 2021